Exhibit 99.1

Investor Contact:

SungHwan Cho

Chief Financial Officer

(212) 702-4300

For Release:  January 6, 2014

Icahn Enterprises L.P. Intends to Offer New Senior Debt

(New York, New York, January 6, 2014) – Icahn Enterprises L.P. (NYSE: IEP) – Icahn Enterprises L.P. announced today that it, together with Icahn Enterprises Finance Corp. (together, the “Issuers”), intends to commence an offering of its 6.000% Senior Notes due 2020 (the “2020 Notes”), new Senior Notes due 2017 (the “2017 Notes”) and new Senior Notes due 2019 (the “2019 Notes” and together with the 2017 Notes and the 2020 Notes, the “Notes”) for issuance in a private placement not registered under the Securities Act of 1933, as amended. The 2020 Notes will be issued under the indenture dated as of August 1, 2013 by and among the Issuers, Icahn Enterprises Holdings L.P., as guarantor, and Wilmington Trust, National Association, as trustee. The 2017 Notes and the 2019 Notes will be issued under an indenture to be dated the issue date of the Notes.  The proceeds from the offering will be used to refinance the Issuers’ outstanding 7.750% Senior Notes due 2016 (CUSIP Nos. 451102 AC1, U44927 AA6 and 451102 AD9) (the “2016 Notes”) and outstanding 8.000% Senior Notes due 2018 (CUSIP Nos. 451102 AM9 and 451102 AH0) (the “2018 Notes”). There can be no assurance that the issuance and sale of any debt securities or the refinancing of the 2016 Notes and the 2018 Notes will be consummated.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the debt securities.  Any debt securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

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Icahn Enterprises L.P. (NYSE: IEP), a master limited partnership, is a diversified holding company owning subsidiaries engaged in the following operating businesses: Investment, Automotive, Energy, Gaming, Railcar, Food Packaging, Metals, Real Estate and Home Fashion.

Forward-Looking Statements

This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict. Forward-looking statements may be identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of Icahn Enterprises L.P. and its subsidiaries. You are cautioned that our business and operations are subject to a variety of risks and uncertainties and, consequently, our actual results may materially differ from those projected by any forward-looking statements. Among these risks and uncertainties are risks related to economic downturns, substantial competition and rising operating costs; risks related to our investment activities, including the nature of the investments made by the Funds we manage, losses in the Funds and loss of key employees; risks related to our automotive activities, including exposure to adverse conditions in the automotive industry, and risks related to operations in foreign countries; risks related to our energy business, including the volatility and availability of crude oil, other feed stocks and refined products, unfavorable refining margin (crack spread), interrupted access to pipelines, significant fluctuations in nitrogen fertilizer demand in the agricultural industry and seasonality of results; risks related to our gaming operations, including reductions in discretionary spending due to a downturn in the local, regional or national economy, intense competition in the gaming industry from present and emerging internet online markets and extensive regulation; risks related to our railcar activities, including reliance upon a small number of customers that represent a large percentage of revenues and backlog, the health of and prospects for the overall railcar industry and the cyclical nature of the railcar manufacturing business; risks related to our food packaging activities, including competition from better capitalized competitors, inability of our suppliers to timely deliver raw materials and the failure to effectively respond to industry changes in casings technology; risks related to our scrap metals activities, including potential environmental exposure; risks related to our real estate activities, including the extent of any tenant bankruptcies and insolvencies; risks related to our home fashion operations, including changes in the availability and price of raw materials, and changes in transportation costs and delivery times; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise.